UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 22, 2004

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-27646	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

4742 N. 24th Street, Suite 455 Phoenix, Arizona	85016

(Address of Principal Executive Offices)	(Zip Code)

(602) 385-8888

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1

Item 1.01. Entry into a Material Definitive Agreement

On October 22, 2004, Matrixx Initiatives, Inc. (“Matrixx”), entered into a Manufacturing Agreement with BioZone Laboratories for the manufacture of certain of Matrixx’s Zicam® products, including Zicam Extreme Congestion Relief Nasal Decongestant, Zicam Intense Sinus Relief Nasal Decongestant, Zicam Nasal Moisturizer, and Zicam Concentrated Cough Mist. The Manufacturing Agreement has an initial three-year term. A copy of the Manufacturing Agreement is attached to this Report as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1	Manufacturing Agreement dated October 22, 2004, between Matrixx Initiatives, Inc. and Biozone Laboratories.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC. (Registrant)
/s/ William J. Hemelt
William J. Hemelt
Date: October 28, 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary